EXHIBIT A

                             JOINT FILING AGREEMENT
                             ----------------------

In accordance with Rule 13d-1(k)(l) under the Securities Exchange Act of 1934, as amended, the undersigned hereby agree to the joint filing of the attached
Schedule 13G, and any and all amendments thereto, and expressly authorize AMVESCAP PLC, as the ultimate parent company of each of its undersigned subsidiaries, to file such Schedule 13G, and any and all amendments thereto, on behalf of each of them.


Dated: December 29, 2005               AMVESCAP PLC

                                       By: /s/ Kevin M. Carome
                                          ----------------------------
                                       Name:  Kevin M. Carome
                                       Title: General Counsel


                                       AIM Advisors, Inc.

                                       By: /s/ Lisa Brinkley
                                          ----------------------------
                                       Name:  Lisa Brinkley
                                       Title: Chief Compliance Officer


                                       INVESCO Asset Management Ireland Limited

                                       By: /s/ Michelle Moran
                                          ----------------------------
                                       Name:  Michelle Moran
                                       Title: Head of Legal for UK and Ireland


                                       AIM Capital Management, Inc.

                                       By: /s/ Lisa Brinkley
                                          ----------------------------
                                       Name:  Lisa Brinkley
                                       Title: Chief Compliance Officer



                                       INVESCO Taiwan Limited

                                       By: /s/ Asha Balachandra
                                          ----------------------------
                                       Name:  Asha Balachandra
                                       Title: Reg. Head of Legal, AP


                                       INVESCO Asset Management (Japan) Limited

                                       By: /s/ Michelle Moran
                                          ----------------------------
                                       Name:  Michelle Moran
                                       Title: Head of Legal for UK and Ireland